UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 2005
                                                         -----------------

                          MEDISCIENCE TECHNOLOGY CORP.
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               (Exact Name of Registrant as Specified in Charter)


        New Jersey                      0-7405                  22-1937826
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


1231 Folkestone Way, PO Box 598, Cherry Hill, New Jersey            08034
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       (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (856) 428-7952
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 1   Registrants Business and Operations
Item  1.01. Entry into a material definitive agreement

Agreement dated Jan. 21, 2005 between Mediscience Technology Corp. and Dr. Julian Kim. The text of this agreement is filed as Exhibit 99.1 hereto. A copy of the Company's Press Release issued to announce the entering into the aforementioned agreement is filed as Exhibit 99.2 hereto.

(Submitted in full compliance with sections 8-K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.

Item 9.01 Financial Statements and Exhibits

     c)   Exhibits